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                                                                   Exhibit 10(c)

                            CERTIFICATION OF COUNSEL


           I, David D. Horn, in my capacity as counsel for Sun Life Insurance and Annuity Company of New York, have reviewed Post-effective Amendment No. 4 to the Registration Statement of Sun Life (N.Y.) Variable Account B (the "Account") which is being filed pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933. Based on my review of this Post-effective Amendment and such other material relating to the operations of the Account as I deemed relevant, I hereby certify as of April 23, 1997, the date of filing of this Amendment, that the Amendment does not contain disclosure which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.


           I hereby consent to the filing of this certification as part of Post-effective Amendment No. 4 to the Registration Statement of the Account.


                                    DAVID D. HORN, ESQ.


April 23, 1997